POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints BRIAN CURLEY, TIMOTHY BURDICK, VIKTORIYA PALLINO and RICH GLEASON, or any of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 30 day of May, 2023.

GRANDEUR PEAK GLOBAL TRUST

By: [signature]
Brian Curley, President

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Brian Curley, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30 day of May 2023.

NOTARY PUBLIC ALLYSON A STEWART No. 01ST6164879 Exp. 04/30/27 SUFFOLK COUNTY STATE OF NEW YORK

[signature]
Notary Public

My commission expires: 4/30/27

CERTIFICATE

The undersigned, Secretary of GRANDEUR PEAK GLOBAL TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on May 24-25, 2023, and is in full force and effect:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints BRIAN CURLEY, TIMOTHY BURDICK, VIKTORIYA PALLINO and RICH GLEASON, or any of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys - full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: May 30, 2023

ViktoriyaP

Viktoriya Pallino, Secretary
GRANDEUR PEAK GLOBAL TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY BURDICK, VIKTORIYA PALLINO and RICH GLEASON, or any of them as attorneys for him and in his name, place and stead, and in either of his capacities as President of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25 day of May 2023.

Brian Curley
President

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Brian Curley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of May 2023.

NOTARY PUBLIC ALLYSON A STEWART No. 01ST6164879 Exp. 04/30/27 SUFFOLK COUNTY STATE OF NEW YORK

Notary Public

My commission expires: 4/30/27

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Vice-President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BRIAN CURLEY, VIKTORIYA PALLINO and RICH GLEASON, or any of them as attorneys for him and in his name, place and stead, and in his capacity as the Vice-President of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of May, 2023.

Timothy Burdick
Vice President

STATE OF Massachusetts)
) ss:
COUNTY OF Middlesex)

Before me, a Notary Public, in and for said county and state, personally appeared Timothy Burdick, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30th day of MAY, 2023.

Notary Public

My commission expires: May 17, 2024

AMANDA M. DeANGELO
Notary Public
Commonwealth of Massachusetts
My Commission Expires May 17, 2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BRIAN CURLEY, TIMOTHY BURDICK and VIKTORIYA PALLINO, or any of them as attorneys for him and in his name, place and stead, and in his capacity as the Treasurer of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of May 2023.

[signature]

Rich Gleason
Treasurer

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Rich Gleason, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30 day of May, 2023.

NOTARY PUBLIC ALLYSON A STEWART No. 01ST6164879 Exp. 04/30/19 SUFFOLK COUNTY STATE OF NEW YORK

[signature]

Notary Public

My commission expires: 4/30/27

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BRIAN CURLEY, TIMOTHY BURDICK, VIKTORIYA PALLINO and RICH GLEASON, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26 day of May, 2023.

John V. Palancia

John V. Palancia
Trustee

STATE OF New Jersey)
) ss:
COUNTY OF Monmouth)

Before me, a Notary Public, in and for said county and state, personally appeared John V. Palancia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26th day of May 2023.

Allison S. Ciranni

Notary Public

My commission expires: 4/2/2027

ALLISON S. CIRANNI
Notary Public, State of New Jersey
My Commission Expires 4/2/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BRIAN CURLEY, TIMOTHY BURDICK, VIKTORIYA PALLINO and RICH GLEASON, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30 day of May 2023.

Mark H. Taylor
Trustee

STATE OF Florida)
) ss:
COUNTY OF Hillsborough)

Before me, a Notary Public, in and for said county and state, personally appeared Mark H. Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30 day of May 2023.

Carrie L. Fischer
Notary Public

My commission expires: June 28, 2024

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BRIAN CURLEY, TIMOTHY BURDICK, VIKTORIYA PALLINO and RICH GLEASON, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26 day of May 2023.

Jeffery D. Young
Trustee

STATE OF Wyoming)
) ss:
COUNTY OF Lincoln)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffery D. Young, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26 day of May 2023.

LISA M. EDDINS
NOTARY PUBLIC
STATE OF WYOMING
COMMISSION ID: 168183
MY COMMISSION EXPIRES: 02/28/2029

Notary Public

My commission expires: 2/28/29.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BRIAN CURLEY, TIMOTHY BURDICK, VIKTORIYA PALLINO and RICH GLEASON, or any of them as attorneys for her and in her name, place and stead, and in her capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26 day of May 2023.

Patricia Luscombe

Patricia Luscombe
Trustee

STATE OF California)
) ss:
COUNTY OF Monterey)

Before me, a Notary Public, in and for said county and state, personally appeared Patricia Luscombe, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26 day of May 2023.

KEVIN JOSEPH BECKMAN
Notary Public - California
Monterey County
Commission # 2385412
My Comm. Expires Dec 4, 2025

Notary Public

My commission expires: Dec 4, 2025